UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 30, 2009

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 626-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

Explanatory Note

This Current Report on Form 8-K is being filed by Rainmaker Systems, Inc. (the “Company”) in order to refile revised redacted Exhibits 10.1, 10.2 and 10.3, originally filed as Exhibits to the Company’s 10-Q filed on May 14, 2009 for the quarterly period ended March 31, 2009. The Company is refiling Exhibits 10.1, 10.2 and 10.3 pursuant to comments received from the staff of the Securities and Exchange Commission (the “Commission”) related to the confidential treatment requested for such Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Global Inside Sales Program Statement of Work dated as of March 31, 2009 between Rainmaker Systems, Inc. and Sun Microsystems, Inc.

10.2*	Master Purchase Agreement (MPA) dated February 14, 2006 between Rainmaker Systems, Inc. and Sun Microsystems, Inc.

10.3*	Addendum No. 1 to MPA dated February 14, 2006 between Rainmaker Systems, Inc. and Sun Microsystems, Inc.

*	Portions of this exhibit have been omitted pursuant to a confidential treatment request and have been separately filed with the Commission.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

September 30, 2009	/s/ Steve Valenzuela
Date	(Signature)
	By:	Steve Valenzuela
	Title:	Chief Financial Officer